UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 13, 2015
(Date of earliest event reported)

METROSPACES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-186559 (Commission File Number)	90-0817201 (IRS Employer Identification Number)

888 Brickell Key Dr., Unit 1102 Miami, FL (Address of principal executive offices)	33131 (Zip Code)

(305) 600-0407 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01    Entry into a Material Agreement.

On January 13, 2015, the Registrant entered into a Contrato de Compraventa de Acciones between MRT Consulting, Inc., a Panamanian corporation (“MRT”), and the Registrant, whereunder MRT agreed to sell, and the Registrant agreed to purchase, 1,969,904 shares of the common stock or Bodega IKAL, S.A., an Argentine corporation (“IKAL”), which shares constitute the entire share capital of IKAL and 240 shares of the common stock of Bodega Silva Valent S.A., an Argentine corporation, comprising all of its share capital (the “Contrato”). The Contrato contains customary representations and warranties.

The consideration for these shares was a convertible promissory note in the principal amount of US$4,500,000, dated January 13, 2015, made by the Registrant in favor of MRT (the “Note”). The Note is payable in 10 equal monthly installments of US$450,000 and bears interest at the rate of 0.41 per annum prior to default. After an event of default, the Note shall bear interest at a floating rate of interest which shall be five (5) percentage points over the rate of interest announced from time to time by Citibank, N.A. as the rate of interest that it charges to its most creditworthy commercial customers. An event of default will occur under the Note if:

(a) Maker shall fail to make full payments of principal or interest as set forth in Section 1 and such failure shall continue unremedied for a period of five (5) days after written notice from Payee;

(b) Maker shall fail to comply with its covenant under Section 4 or any other covenant of obligation under this Convertible Promissory Note and such default shall continue unremedied for a period of fifteen (15) days after written notice from Payee, provided, however, that in the event that such default cannot with diligence be cured within said period, Payee shall have such period as is reasonable to cure such default;

(c) Maker or a Material Subsidiary (as hereinafter defined) alone or one or more Material Subsidiaries together holding ten percent (10%) of Maker’s consolidated assets: (i) shall commence a voluntary case under any Bankruptcy Law (as hereinafter defined); (ii) shall become subject to an involuntary case under any Bankruptcy Law which is not withdrawn, discharged or stayed within sixty (60) days after the commencement thereof; (iii) shall consent to the appointment of a Custodian (as hereinafter defined) for a substantial portion of its property; (iv) shall become subject to the appointment of a Custodian for a substantial portion of its property, which appointment is not withdrawn, discharged or stayed within sixty (60) days after the appointment thereof; or (v) shall make a general assignment for the benefit of its creditors.

The term “Material Subsidiary” means an entity in which Maker holds, directly or indirectly more than fifty percent (50%) of the voting power. The term “Bankruptcy Law” means Title 7, Title 11 or Title 13, of the United States Code or any similar federal or state law for the relief of debtors or the similar laws of any foreign jurisdiction. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official acting, appointed or empowered under any Bankruptcy Law.

MRT has the right, at its option, to convert all or any portion of the unpaid principal amount of the Note and the interest accrued thereon (the sum of such unpaid principal amount and such accrued interest as it shall exist from time to time being the “Convertible Amount”) into the number of fully paid and nonassessable shares of the Registrant’s Common Stock as shall be equal to the portion of the Convertible Amount that MRT desires so to convert divided by the Conversion Price (as that term is hereinafter defined) then in effect. The conversion price for the Note (the “Conversion Price”) shall be the Current Market Price. “Current Market Price” shall mean the average of the daily closing prices for a share of Common Stock for the five (5) consecutive trading days ending on the trading day immediately prior to the day on which the Note is delivered for conversion pursuant. A trading day shall be any day on which the Common Stock is able to be quoted or traded on the principal United States market for the Common Stock, as determined by the Board of Directors or if, in the judgment of the Board of Directors, there exists no principal United States market for the Common Stock, then as determined in good faith by the Board of Directors (the “Principal Market”), whether or not the Common Stock actually is traded on such day. The closing price for each day shall be the last reported sales price for the Common Stock, or, in case no reported sale take place on such day, the average of the closing bid and asked prices therefor, as quoted on the Principal Market. The Principal Market is currently OTC Pink.

The shares subject to the Contrato have been deposited with Carlos Daniel Silva, an Argentine attorney, who is required to deliver them to the Registrant as they are paid for. As of the date hereof, the Registrant has acquired no shares. In the event of a default under the Note, shares that have been paid for are to be delivered to the Registrant and the shares that have not been paid for are to be delivered to MRT. Mr. Silva has been elected as a director and President of the Registrant.

Section 2 – Financial Information

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Registrant has incurred a direct financial obligation in the form of the Note, as defined and as described in Item 2.01. Such description is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2015, in connection with the matters described in Item 2.01, Mr. Carlos Daniel Silva was appointed director and President of the Registrant and Mr. Oscar Brito, who was then serving as President of the Registrant, was elected Senior Vice President; he will continued to serve as a director. Messrs. Silva and will serve in their respective positions until the next annual meeting of directors and until their respective successors are elected and qualified. There are no family relationships among the Registrant’s officers and directors.

Mr. Silva, whose age is 53, obtained his law degree from Universidad de Buenos Aires in 1986 and has been a member of the Argentine Bar since 1986. In 2012, he obtained an MBA from Universidad di Tella in Buenos Aires, Argentina.

Between March 1998 and September 2000, he was Vice President of Environmental Resources Management in Argentina. Between October 2000 and September 2006, he served as chairman of Deloitte & Touche Argentina Environmental, a Deloitte & Touche Tohmatsu company. Since July 2007, he has served as CEO of Ikal Winery & Lodge (Argentina), which is in the business of wine and hotels. In October 2008, he became Vice President of Prohotel International (USA) in South America, which owns of several hotels, including Ikal del Mar and Esencia, both in Riviera Maya, Mexico. Prohotel International specializes in marketing, branding and managing luxury properties worldwide.

He has served as a consultant to several international and multilateral agencies, including: the World Bank, Inter-American Development Bank, the United Nations Program for Environment, United Nations Program for Development Programme, German Technical Cooperation Agency and the Latin American Parliament.

As a private consultant, he has provided professional services to several international consulting firms: Radian International (USA), Tetra Tech (USA), PRC EMInc (USA), AG (Spain), ERM (UK) and others.

In the academic field, he has been a professor four universities in Buenos Aires, Argentina: the University of Buenos Aires, where he taught environmental law; Argentina Catholic University, where he taught environmental management; the University of Belgrano, where he taught environmental law; and the School of Business at the University of San Andrés. He has published more than 10 books in the fields of law and business.

The Registrant and Mr. Silva have not yet formalized an employment arrangement, but are expected to do so in the near future.

Mr. Silva is the holder of 9.96% of the outstanding shares of MRT and may therefore be regarded as having a like interest in the US$4,500,000 to be paid under the Note.

Mr. Brito has agreed to sell 2,000,000 of his 4,000,000 shares of Common Stock of the Registrant to Mr. Silva for US$3,000.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report:

Exhibit	Description

10.1	Contrato de Compraventa de Acciones, dated January 13, 2015, between MRT Consulting, Inc., a Panamanian corporation, and the Registrant.

10.2	Convertible Promissory Note, dated January 13, 2015, made by the Registrant in favor of \ between MRT Consulting, Inc., a Panamanian corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROSPACES, INC.

By: /s/ Oscar Brito

Oscar Brito

President

Dated: January 20, 2015